GOLDMAN SACHS TRUST

Goldman Sachs Fundamental International Equity Funds
Class A Shares of the
Goldman Sachs Concentrated International Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs Strategic International Equity Fund

Goldman Sachs Fundamental Emerging Markets Equity Funds
Class A Shares, of the
Goldman Sachs Asia Equity Fund
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)
Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs Structured International Equity Funds
Class A Shares of the
Goldman Sachs Structured International Small Cap Fund
Goldman Sachs Structured International Equity Fund
Goldman Sachs Structured Emerging Markets Equity Fund
Goldman Sachs Structured International Equity Flex Fund

Goldman Sachs Structured Domestic Equity Funds
Class A Shares of the
Goldman Sachs Balanced Fund
Goldman Sachs Structured Large Cap Value Fund
Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Structured Large Cap Growth Fund
Goldman Sachs Structured Small Cap Value Fund
Goldman Sachs Structured Small Cap Growth Fund
Goldman Sachs Structured Small Cap Equity Fund

Supplement dated November 29, 2010 to the
Prospectuses dated February 26, 2010

Effective December 6, 2010, all purchases of Class A Shares made during a month will be combined and considered to have been made on the first day of that month. For purchases made prior to December 6, 2010, all purchases of Class A Shares made during a month will be combined and considered to have been made on the first day of the next month. Accordingly, effective December 6, 2010, each Fund’s Prospectus is amended as follows.

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Is The Offering Price Of Class A Shares?” the following changes apply:

The language “after the end of the month in which such purchase was made” is deleted from footnote **, and from the fourth and fifth sentences of footnote *** to the table.

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Else Do I Need To Know About Class A Shares’ CDSC?” the following change applies:

The second sentence is replaced in its entirety with the following:

However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made (after the end of the month in which the purchase was made, for purchases made prior to December 6, 2010), a CDSC of 1% may be imposed.

In the section “Shareholder Guide—Common Questions Applicable to the Purchase of Class A, B, and C Shares—What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?” section, the following changes apply:

The fourth bullet point is replaced in its entirety with the following:

■	When counting the number of months since a purchase of Class A shares was made, all purchases of Class A shares made during a month will be combined and considered to have been made on the first day of that month (the first day of the next month, for purchases made prior to December 6, 2010).

The word “payments” is replaced with “purchases” in the fifth bullet point.

This Supplement should be retained with your Prospectus for future reference.

EQASHRSTK 11-10